If filing more than one
Page 32, "X" box:      (
For period ending February 28, 1997

File number 811-3502


77.     A.      Is the Registrant filing any of the following attachments
		with the current filing of Form N-SAR?
		(ANSWER FOR ALL SERIES AS A GROUP)               Y
								Y/N

NOTE:  If answer is "Y" (Yes), mark those items below being filed as an
attachment to this form or incorporated by reference.      __
							  Y/N

     B.      Accountant's report on internal control                __
     C.      Matters submitted to a vote of security holders         N
     D.      Policies with respect to security investments           N
     E.      Legal proceedings               N
     F.      Changes in security for debt            N
     G.      Defaults and arrears on senior securities               N
     H.      Changes in control of Registrant                N
     I.      Terms of new or amended securities              N
     J.      Revaluation of assets or restatement of capital
	     share account           N
     K.      Changes in Registrant's certifying accountant           N
     L.      Changes in accounting principles and practices          N
     M.      Mergers         N
     N.      Actions required to be reported pursuant to Rule 2a-7   N
     O.      Transactions effected pursuant to Rule 10f-3            Y
     P.      Information required to be filed pursuant to existing
	     exemptive orders          N
Attachment Information (Cont. On Screen 39)



If filing more than one
Page 32, "X" box:     (
For period ending February 28, 1997

File number 811-3502


Attachment Information (Cont. from Screen 38)

77.     Q.      1.      Exhibits                N
			Y/N

		2.      Any information called for by instructions
			to sub-item 77Q2             N
						    Y/N

		3.      Any information called for by instructions
			to sub-item 77Q3             N
						    Y/N




SCREEN NUMBER:  39

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __
79.     (       List the "811" numbers and names of Registrant's
		wholly-owned investmentcompany subsidiaries consolidated in this report.


811 Number              Subsidiary Name





FORM 10f-3      FUND:  PW Growth and Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Travelers/Aetna (TAP)

2.      Date of Purchase:4/22/96
3.      Date offering commenced:4/22/96

4.      Underwriters from whom purchased:  Smith Barney

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $250,000

7.      Aggregate principal amount of offering:  $875,000,000

8.      Purchase price (net of fees and expenses):  $25

9.      Initial public offering price:  $25

10.     Commission, spread or profit:   %       $0.71

11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96



FORM 10f-3      FUND:  PW Growth and Income
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.      Issuer:  Titanium Metals Corp.

2.      Date of Purchase:  6/4/96

3.      Date offering commenced:  6/4/96

4.      Underwriters from whom purchased:  Salomon Brothers

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $1,380,000

7.      Aggregate principal amount of offering:  $333,500,000

8.      Purchase price (net of fees and expenses):  $23

9.      Initial public offering price:  $23

10.     Commission, spread or profit:   %       $0.86

11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96





FORM 10f-3      FUND:  PW Growth and Income
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.      Issuer:  Interstate Hotel (IHC)
2.      Date of Purchase:  6/19/96
3.      Date offering commenced:  6/19/96
4.      Underwriters from whom purchased:  Merrill Lynch
5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber
6.      Aggregate principal amount of purchase:  $294,000
7.      Aggregate principal amount of offering:  $231,000,000

8.      Purchase price (net of fees and expenses):  $21

9.      Initial public offering price:  $21

10.     Commission, spread or profit:   %       $0.75


11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96


FORM 10f-3      FUND:  PW Growth and Income
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1. Issuer:  Donna Karan

2.      Date of Purchase:  6/27/96
3.      Date offering commenced:  6/27/96

4.      Underwriters from whom purchased:  Morgan Stanley

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $120,000

7.      Aggregate principal amount of offering:  $255,000,000

8.      Purchase price (net of fees and expenses):  $24

9.      Initial public offering price:  $24

10.     Commission, spread or profit:   %       $0.87


11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96





FORM 10f-3      FUND:  PW Growth and Income
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1. Issuer:  KMART Convertible Preferred
2.      Date of Purchase:  6/6/96
3.      Date offering commenced:  6/6/96
4.      Underwriters from whom purchased:  Morgan Stanley
5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $3,500,000

7.      Aggregate principal amount of offering:  $875,000,000

8.      Purchase price (net of fees and expenses):  $52

9.      Initial public offering price:  $52

10.     Commission, spread or profit:   %       $0.84



11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96




FORM 10f-3      FUND:  PW Growth and Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Texas Gas Corp.

2.      Date of Purchase:  7/22/96
3.      Date offering commenced:  7/22/96

4.      Underwriters from whom purchased:  Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $2,012,500

7.      Aggregate principal amount of offering:  $108,500,000

8.      Purchase price (net of fees and expenses):  $35

9.      Initial public offering price:  $35

10.     Commission, spread or profit:   %       $0.83



11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96




FORM 10f-3      FUND:  PW Growth and Income
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1. Issuer:  Airnet (ANSY)
2.      Date of Purchase:  5/31/96
3.      Date offering commenced:  5/31/96
4.      Underwriters from whom purchased:  Dillon Reed

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $140,000

7.      Aggregate principal amount of offering:  $78,400,000

8.      Purchase price (net of fees and expenses):  $14

9.      Initial public offering price:  $14

10.     Commission, spread or profit:   %       $0.58



11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96





FORM 10f-3      FUND:  PW Growth and Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  IMAGYN (IGYN)

2.      Date of Purchase:  5/30/96
3.      Date offering commenced:  5/30/96

4.      Underwriters from whom purchased:  Dillon Reed

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $150,000

7.      Aggregate principal amount of offering:  $37,500,000

8.      Purchase price (net of fees and expenses):  $15

9.      Initial public offering price:  $15

10.     Commission, spread or profit:   %       $0.63



11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96





FORM 10f-3      FUND:  PW Growth and Income
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.      Issuer:  Stage Stores
2.      Date of Purchase:  10/24/96
3.       Date offering commenced:  10/24/96

4.      Underwriters from whom purchased:  First Boston

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $247,500

7.      Aggregate principal amount of offering:  $186,500,000

8.      Purchase price (net of fees and expenses):  $16.50

9.      Initial public offering price:  $16.50

10.     Commission, spread or profit:   %       $0.60



11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96






FORM 10f-3      FUND:  PW Growth and Income
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.      Issuer:  Monterey Resources
2.      Date of Purchase:  11/13/96
3.      Date offering commenced:  11/13/96
4.      Underwriters from whom purchased:  Goldman Sachs
5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber
6.      Aggregate principal amount of purchase:  $217,500

7.      Aggregate principal amount of offering:  $118,175,000

8.      Purchase price (net of fees and expenses):  $14.50

9.      Initial public offering price:  $14.50

10.     Commission, spread or profit:   %       $0.58



11.     Have the following conditions been satisfied?   YES        NO
a.    The securities are part of an issue registered
under the Securities    Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                    X            ___
b.  The securities were purchased  prior to the end
of the end first full  business day of  the offering
at  not more than the initial  offering price
(or, if a  rights  offering, , the securities were
purchased  on or before the  fourth day preceding
the  day  on which the offering terminated.             X              ___
c.   The underwriting was a firm commitment
underwriting.                                           X               ___
d.   The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.                                        X               ___
e.    (1)  If securities are registered under the
Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     X               ___
(2)   If securities are municipal  securities,
the issue of securities has received an
investment grade rating from  a nationally
recognized statistical  rating organization or,
if the  issuer or entity supplying the  revenues
from which the issue  is to be paid shall have
been in  continuous operation for less than
three years (including any predecessor), the
issue has  received one of the three  highest
ratings from at least one such rating organization.     N/A             ___
f.   The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount
of the offering or $500,000 in principal amount,
whichever is greater, provided that in no event
did such amount exceed 10% of the principal amount
of the offering.                                        X               ___
g.    The purchase price was less than 3% of the
Fund's total assets.                                    X               ___
h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the
sale or, with respect to municipal securities,
no purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 X               ___

Approved:Mark Tincher                Date:   4/29/96